Exhibit 10.3

PLAN OF MERGER OF

CPB PROPERTIES, INC.

WITH AND INTO

CENTRAL PACIFIC BANK

                THIS PLAN OF MERGER is made and entered this          day of October, 2001, by and between CPB PROPERTIES, INC. (ACPB PROPERTIES@), a corporation organized and existing under the laws of the State of Hawaii (CPB PROPERTIES being hereinafter sometimes referred to as the AMerging Corporation@) and CENTRAL PACIFIC BANK (ACPB@), a corporation organized and existing under the laws of the State of Hawaii (CPB being hereinafter sometimes referred to as the ASurviving Corporation@), said two corporations being hereinafter sometimes referred to collectively as the “Constituent Corporations”;

                WHEREAS, CENTRAL PACIFIC BANK owns at least ninety percent (90%) of the issued and outstanding stock of CPB PROPERTIES;

                WHEREAS, the Board of Directors and Shareholders of each of the Constituent Corporations deem it advisable and in the best interests of the Constituent Corporations that CPB PROPERTIES be merged with and into CPB, with CPB being the Surviving Corporation, under and pursuant to the laws of the State of Hawaii and on the terms and conditions set forth herein;

                NOW THEREFORE, the parties hereto agree as follows:

ARTICLE 1.  MERGER

                1.1           CPB PROPERTIES shall be merged with and into CPB in accordance with the laws of the State of Hawaii.  The separate corporate existence of CPB PROPERTIES shall thereby cease, and CPB shall be the Surviving Corporation.

                1.2           The name which the Surviving Corporation is to have after the merger shall be ACentral Pacific Bank@.

                1.3           On the Effective Time (as defined in Section 2.1 below), the separate existence of the Merging Corporation shall cease.  Except as herein otherwise specifically set forth, from and after the Effective Time, the Surviving Corporation shall possess all of the rights, privileges, immunities and franchises, to the extent consistent with its Articles of Incorporation, of the Constituent Corporations.  All the rights, privileges, powers and franchises of the Merging Corporation, of a public as well as of a private nature, and all property, real, personal and mixed of the Merging Corporation, and all debts due on whatever account to it, including all choses in action and all and every other interest of or belonging to it, shall be taken by and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and all such property, rights, privileges, immunities and franchises, of a public as well as of a private nature,

                5.2           This Plan embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties between the parties hereto other than those set forth herein or herein provided for.

                IN WITNESS WHEREOF, this Plan has been signed by the duly authorized officers of the Constituent Corporations pursuant to the authorization by the Board of Directors and Shareholders of the Constituent Corporations, all as of the day and year first above written.

CENTRAL PACIFIC BANK		CPB PROPERTIES, INC.

By:	/s/Joichi Saito	By:	/s/Naoaki Shibuya
	JOICHI SAITO		NAOAKI SHIBUYA
	Its Chairman and Chief Executive Officer		Its President

www.BusinessRegistration.com Nonrefundable Filing Fee: $100.00	FORM DC-9 7/2001 [Barcode]

STATE OF HAWAII

DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS

Business Registration Division

1010 Richards Street

Mailing Address:  P.O. Box 40, Honolulu, Hawaii 96810

ARTICLES OF MERGER

(Subsidiary into Parent)

(Section 414-314, Hawaii Revised Statutes)

PLEASE TYPE OR PRINT LEGIBLY IN BLACK INK

The undersigned, duly authorized officers of the corporation submitting these Articles of Merger, certify as follows:

1.	The name and state of incorporation of the parent or surviving corporation is:
	CENTRAL PACIFIC BANK	HAWAII
	(Type/Print Corporate Name)	(State)

2.	The name and state of incorporation of the merging or subsidiary corporation is:
	CPB PROPERTIES, INC.	HAWAII
	(Type/Print Corporate Name)	(State)

3.	The surviving corporation owns at least 90% of the issued and outstanding shares of the merging corporation.

4.	The Plan of Merger has been approved by the board of directors of the surviving corporation.

5.	A copy of the Plan of Merger was mailed to all of the shareholders of the subsidiary corporation on:
N/A (all shareholders waived mailing in writing)
(Month Day Year)

6.	Outstanding shares of each class of the subsidiary corporation and shares of each class owned by the surviving corporation:

Number of Outstanding Shares of the Subsidiary Corporation	Class/Series	Number of Outstanding Shares of the Subsidiary, owned by the Parent Corporation
190,000	Common	190,000

7.	The merger is effective on the date and time of filing the Articles of Merger or at a later date and time, no more than 30 days after the filing, if so stated. Check one of the following statements:

	☐	Merger is effective on the date and time of filing the Articles of Merger.

	☒	Merger is effective on October 31, 2001, at 4:59p.m., Hawaiian Standard Time, which date is not later than 30 days after the filing of the Articles of Merger.

We certify under the penalties of Section 414-20, Hawaii Revised Statutes, that we have read the above statements and that the same are true and correct.

Signed this 29 day of October, 2001

Parent or Surviving corporation:	Central Pacific Bank
(Type/Print Corporate Name)

Joichi Saito, Chairman and CEO	Naoaki Shibuya, President and COO
(Type/Print Name & Title)	(Type/Print Name & Title)

/s/Joichi Saito	/s/Naoaki Shibuya
(Signature of Officer)	(Signature of Officer)

Instructions:  Articles of Merger must be typewritten or printed in black ink, and must be legible.  The articles must be signed by at lease one officer of the parent or surviving corporation.  All signatures must be in black ink.  Submit original articles together with the appropriate fee.

Line 1.	State the full name of the parent or surviving corporation and its state of incorporation.

Line 2.	State the full name of the subsidiary or merging corporation and its state of incorporation.

Line 5.	Give the month, day and year that a copy of the Plan of Merger was mailed to the shareholders of the subsidiary corporation.

Line 6.	Complete the information for the number of outstanding shares of each class of the subsidiary corporation and the number of shares owned by the surviving corporation.

Line 7.

Check whether the merger is effective on the date and time of filing the Articles of Merger with the Department of Commerce and Consumer Affairs, State of Hawaii, or effective on a future date.  If a future date is selected, state the effective date and time, which cannot be more than 30 days after the filing of the Articles of Merger.

Filing Fees:           Filing fee ($100.00) is not refundable.  Make checks payable to DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS.  Dishonored Check ($15 fee plus interest charge).

NOTICE:  THIS MATERIAL CAN BE MADE AVAILABLE FOR INDIVIDUALS WITH SPECIAL NEEDS.  PLEASE CALL THE DIVISION SECRETARY, BUSINESS REGISTRATION DIVISION, DCCA, AT 586-2744, TO SUBMIT YOUR REQUEST.